Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Tsakos Energy Navigation Limited (the “Company”) for the period ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Durham, and I, Harrys Kosmatos, each a Co-Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul Durham
Paul Durham
Co-Chief Financial Officer
(Co-Principal Financial Officer)

/s/ Harrys Kosmatos
Harrys Kosmatos
Co-Chief Financial Officer
(Co-Principal Financial Officer)

Date: April 11, 2025